EXHIBIT 99.1

                      CERTIFICATION PURSUANT TO SECTION 906
                       OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Annual Report on Form 10-K of Gilman + Ciocia, Inc. (the "Company") for the fiscal year ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael
P. Ryan, Chief Executive Officer of the Company, certify, pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


By:   /s/ MICHAEL P. RYAN
      -------------------
Name:     MICHAEL P. RYAN
Chief Executive Officer
February 27, 2003

     In connection with the Annual Report on Form 10-K of Gilman + Ciocia, Inc. (the "Company") for the fiscal year ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael Mannion, Chief Accounting Officer of the Company, certify, pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


By:   /s/ MICHAEL MANNION
      -------------------
Name:     MICHAEL MANNION
Chief Accounting Officer
February 27, 2003